                                                                   EXHIBIT 99.9

                                                        MONTHLY OPERATING REPORT

CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                    ACCRUAL BASIS

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/Drew Keith                                   Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY              TITLE

Drew Keith                                             3/20/2001
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/Jessica L. Wilson                            Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                        TITLE

Jessica L. Wilson                                      3/20/2001
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                   ACCRUAL BASIS-1

CASE NUMBER: 400-42149-BJH-11                                02/13/95, RWD, 2/96



      COMPARATIVE  BALANCE  SHEET

                                                SCHEDULE            MONTH              MONTH              MONTH
                                                                 ------------      --------------
      ASSETS                                     AMOUNT          January 2001      February 2001
      ----------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED  CASH                        $64,520                 $0                 $0                 $0
      2.    RESTRICTED  CASH                                                  $0                 $0                 $0
      3.    TOTAL  CASH                               $64,520                 $0                 $0                 $0
      ----------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS  RECEIVABLE  (NET)                                       $0                 $0                 $0
      5.    INVENTORY                                                         $0                 $0                 $0
      6.    NOTES  RECEIVABLE                                                 $0                 $0                 $0
      7.    PREPAID  EXPENSES                                                 $0                 $0                 $0
      8.    OTHER  (ATTACH  LIST)                                      ($439,539)         ($439,539)                $0
      9.    TOTAL  CURRENT  ASSETS                    $64,520          ($439,539)         ($439,539)                $0
      ----------------------------------------------------------------------------------------------------------------
      10.   PROPERTY,  PLANT  &  EQUIPMENT                                    $0                 $0                 $0
      11.   LESS:  ACCUMULATED
            DEPRECIATION / DEPLETION                                          $0                 $0                 $0
      12.   NET  PROPERTY,  PLANT  &
            EQUIPMENT                                      $0                 $0                 $0                 $0
      ----------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                 $0                 $0                 $0
      14.   OTHER  ASSETS  -  NET  OF
            AMORTIZATION  (ATTACH  LIST)                                      $0                 $0                 $0
      15.   OTHER (ATTACH LIST)                                               $0                 $0                 $0
      ----------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                              $64,520          ($439,539)         ($439,539)                $0
      ================================================================================================================
      POSTPETITION  LIABILITIES
      17.   ACCOUNTS  PAYABLE                                                 $0                 $0                 $0
      18.   TAXES  PAYABLE                                                    $0                 $0                 $0
      19.   NOTES  PAYABLE                                                    $0                 $0                 $0
      20.   PROFESSIONAL  FEES                                                $0                 $0                 $0
      21.   SECURED  DEBT                                                     $0                 $0                 $0
      22.   OTHER  (ATTACH  LIST)                                             $0                 $0                 $0
      ----------------------------------------------------------------------------------------------------------------
      23.   TOTAL  POSTPETITION
            LIABILITIES                                                       $0                 $0                 $0
      ================================================================================================================
      PREPETITION  LIABILITIES
      24.   SECURED  DEBT                                                     $0                 $0                 $0
      25.   PRIORITY  DEBT                            $16,503                 $0                 $0                 $0
      26.   UNSECURED  DEBT                          $513,635           ($84,891)          ($84,891)                $0
      27.   OTHER (ATTACH LIST)                                               $0                 $0                 $0
      28.   TOTAL  PREPETITION  LIABILITIES          $530,138           ($84,891)          ($84,891)                $0
      ----------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                        $530,138           ($84,891)          ($84,891)                $0
      ================================================================================================================
      EQUITY
      30.   PREPETITION  OWNERS'  EQUITY                               ($359,163)         ($359,163)                $0
      31.   POSTPETITION  CUMULATIVE
            PROFIT  OR  (LOSS)                                            $4,515             $4,515                 $0
      32.   DIRECT  CHARGES  TO  EQUITY
            (ATTACH  EXPLANATION)
      33.   TOTAL  EQUITY                                  $0          ($354,648)         ($354,648)                $0
      ----------------------------------------------------------------------------------------------------------------
      34.   TOTAL  LIABILITIES  &
            OWNERS'  EQUITY                          $530,138          ($439,539)         ($439,539)                $0
      ================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                   ACCRUAL BASIS-2

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96

INCOME STATEMENT

                                                  MONTH          MONTH          MONTH         QUARTER
                                                ------------  -------------
      REVENUES                                  January 2001  February 2001                     TOTAL
      ---------------------------------------------------------------------------------------------------
      1.  GROSS  REVENUES                                 $0             $0             $0             $0
      2.  LESS:  RETURNS & DISCOUNTS                      $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      3.  NET  REVENUE                                    $0             $0             $0             $0
      ===================================================================================================
      COST  OF  GOODS  SOLD
      4.  MATERIAL                                        $0             $0             $0             $0
      5.  DIRECT  LABOR                                   $0             $0             $0             $0
      6.  DIRECT  OVERHEAD                                $0             $0             $0             $0
      7.  TOTAL  COST  OF  GOODS  SOLD                    $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      8.  GROSS  PROFIT                                   $0             $0             $0             $0
      ===================================================================================================
      OPERATING  EXPENSES
      9.  OFFICER / INSIDER  COMPENSATION                 $0             $0             $0             $0
      10. SELLING  &  MARKETING                           $0             $0             $0             $0
      11. GENERAL & ADMINISTRATIVE                        $0             $0             $0             $0
      12. RENT  &  LEASE                                  $0             $0             $0             $0
      13. OTHER (ATTACH LIST)                             $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      14. TOTAL  OPERATING  EXPENSES                      $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      15. INCOME  BEFORE  NON-OPERATING
          INCOME & EXPENSE                                $0             $0             $0             $0
      ===================================================================================================
      OTHER  INCOME  &  EXPENSES
      16. NON-OPERATING INCOME (ATT.  LIST)               $0             $0             $0             $0
      17. NON-OPERATING EXPENSE (ATT.  LIST)              $0             $0             $0             $0
      18. INTEREST  EXPENSE                               $0             $0             $0             $0
      19. DEPRECIATION / DEPLETION                        $0             $0             $0             $0
      20. AMORTIZATION                                    $0             $0             $0             $0
      21. OTHER (ATTACH LIST)                             $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      22. NET  OTHER INCOME & EXPENSES                    $0             $0             $0             $0
      ===================================================================================================
      REORGANIZATION  EXPENSES
      23. PROFESSIONAL  FEES                              $0             $0             $0             $0
      24. U.S.  TRUSTEE  FEES                             $0             $0             $0             $0
      25. OTHER (ATTACH LIST)                             $0             $0             $0             $0
      26. TOTAL  REORGANIZATION  EXPENSES                 $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------
      27. INCOME  TAX                                     $0             $0             $0             $0
      ===================================================================================================
      28. NET  PROFIT  (LOSS)                             $0             $0             $0             $0
      ===================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                   ACCRUAL BASIS-3

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96


      CASH  RECEIPTS  AND                          MONTH            MONTH            MONTH          QUARTER
                                               ------------     -------------
      DISBURSEMENTS                            January 2001     February 2001                        TOTAL
      ----------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING  OF  MONTH                       $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      RECEIPTS  FROM  OPERATIONS
      2.  CASH  SALES                                       $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      COLLECTION  OF  ACCOUNTS  RECEIVABLE
      3.  PREPETITION                                       $0               $0              $0               $0
      4.  POSTPETITION                                      $0               $0              $0               $0
      5.  TOTAL  OPERATING  RECEIPTS                        $0               $0              $0               $0
      ==========================================================================================================
      NON - OPERATING RECEIPTS
      6.  LOANS  &  ADVANCES  (ATTACH  LIST)                $0               $0              $0               $0
      7.  SALE  OF  ASSETS                                  $0               $0              $0               $0
      8.  OTHER  (ATTACH  LIST)                             $0               $0              $0               $0
      9.  TOTAL  NON-OPERATING  RECEIPTS                    $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      10. TOTAL  RECEIPTS                                   $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      11. TOTAL  CASH  AVAILABLE                            $0               $0              $0               $0
      ==========================================================================================================
      OPERATING  DISBURSEMENTS
      12. NET  PAYROLL                                      $0               $0              $0               $0
      13. PAYROLL TAXES PAID                                $0               $0              $0               $0
      14. SALES,  USE  &  OTHER  TAXES  PAID                $0               $0              $0               $0
      15. SECURED / RENTAL / LEASES                         $0               $0              $0               $0
      16. UTILITIES                                         $0               $0              $0               $0
      17. INSURANCE                                         $0               $0              $0               $0
      18. INVENTORY  PURCHASES                              $0               $0              $0               $0
      19. VEHICLE  EXPENSES                                 $0               $0              $0               $0
      20. TRAVEL                                            $0               $0              $0               $0
      21. ENTERTAINMENT                                     $0               $0              $0               $0
      22. REPAIRS  &  MAINTENANCE                           $0               $0              $0               $0
      23. SUPPLIES                                          $0               $0              $0               $0
      24. ADVERTISING                                       $0               $0              $0               $0
      25. OTHER  (ATTACH  LIST)                             $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      26. TOTAL  OPERATING  DISBURSEMENTS                   $0               $0              $0               $0
      ==========================================================================================================
      REORGANIZATION  EXPENSES
      27. PROFESSIONAL  FEES                                $0               $0              $0               $0
      28. U.S.  TRUSTEE  FEES                               $0               $0              $0               $0
      29. OTHER  (ATTACH  LIST)                             $0               $0              $0               $0
      30. TOTAL  REORGANIZATION  EXPENSES                   $0               $0              $0               $0
      31. TOTAL  DISBURSEMENTS                              $0               $0              $0               $0
      32. NET  CASH  FLOW                                   $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                               $0               $0              $0               $0
      ==========================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                   ACCRUAL BASIS-4

CASE  NUMBER: 400-42149-BJH-11                                2/13/95, RWD, 2/96


                                                        SCHEDULE          MONTH            MONTH           MONTH
                                                                       ------------    -------------
      ACCOUNTS  RECEIVABLE  AGING                        AMOUNT        January 2001    February 2001
      ----------------------------------------------------------------------------------------------------------------
      1.    0-30                                                  $0               $0              $0               $0
      2.    31-60                                                 $0               $0              $0               $0
      3.    61-90                                                 $0               $0              $0               $0
      4.    91+                                                   $0               $0              $0               $0
      5.    TOTAL  ACCOUNTS  RECEIVABLE                           $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT  CONSIDERED  UNCOLLECTIBLE                     $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS  RECEIVABLE  (NET)                           $0               $0              $0               $0
      ================================================================================================================



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                            MONTH:  February 2001
---------------------------------------------
                                               0-30            31-60           61-90            91+
      TAXES  PAYABLE                           DAYS            DAYS             DAYS            DAYS            TOTAL
      ----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                               $0              $0               $0              $0               $0
      2.    STATE                                 $0              $0               $0              $0               $0
      3.    LOCAL                                 $0              $0               $0              $0               $0
      4.    OTHER (ATTACH LIST)                   $0              $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------
      5.    TOTAL  TAXES  PAYABLE                 $0              $0               $0              $0               $0
      ================================================================================================================
      6.    ACCOUNTS  PAYABLE                     $0              $0               $0              $0               $0
      ================================================================================================================

STATUS  OF  POSTPETITION  TAXES                                          MONTH:  February 2001
-------------------------------
                                                           BEGINNING         AMOUNT                           ENDING
                                                              TAX        WITHHELD AND/        AMOUNT            TAX
      FEDERAL                                             LIABILITY*       0R ACCRUED          PAID          LIABILITY
      ----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0               $0              $0               $0
      2.    FICA-EMPLOYEE**                                       $0               $0              $0               $0
      3.    FICA-EMPLOYER**                                       $0               $0              $0               $0
      4.    UNEMPLOYMENT                                          $0               $0              $0               $0
      5.    INCOME                                                $0               $0              $0               $0
      6.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------
      7.    TOTAL  FEDERAL  TAXES                                 $0               $0              $0               $0
      ================================================================================================================
      STATE  AND  LOCAL
      8.    WITHHOLDING                                           $0               $0              $0               $0
      9.    SALES                                                 $0               $0              $0               $0
      10.   EXCISE                                                $0               $0              $0               $0
      11.   UNEMPLOYMENT                                          $0               $0              $0               $0
      12.   REAL  PROPERTY                                        $0               $0              $0               $0
      13.   PERSONAL  PROPERTY                                    $0               $0              $0               $0
      14.   OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      15.   TOTAL  STATE  &  LOCAL                                $0               $0              $0               $0
      ----------------------------------------------------------------------------------------------------------------
      16.   TOTAL  TAXES                                          $0               $0              $0               $0
      ================================================================================================================

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                   ACCRUAL BASIS-5

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: February 2001
      BANK  RECONCILIATIONS
                                                     Account #1      Account #2       Account #3
      ----------------------------------------------------------------------------------------------------------
      A.     BANK:                                          N/A
      B.     ACCOUNT  NUMBER:                                                                            TOTAL
      C.     PURPOSE  (TYPE):
      ----------------------------------------------------------------------------------------------------------
      1.    BALANCE  PER  BANK  STATEMENT                    $0
      2.    ADD:  TOTAL  DEPOSITS  NOT  CREDITED             $0
      3.    SUBTRACT:  OUTSTANDING  CHECKS                   $0
      4.    OTHER  RECONCILING  ITEMS                        $0
      5.    MONTH  END  BALANCE  PER  BOOKS                  $0              $0               $0              $0
      6.    NUMBER  OF  LAST  CHECK  WRITTEN



      INVESTMENT ACCOUNTS
                                                    DATE OF         TYPE OF         PURCHASE         CURRENT
      BANK,  ACCOUNT  NAME  &  NUMBER              PURCHASE       INSTRUMENT         PRICE            VALUE
      ----------------------------------------------------------------------------------------------------------
      7.    N/A
      8.    N/A
      9.    N/A
      10.   N/A
      11.   TOTAL  INVESTMENTS                                                                $0              $0

      CASH
      ----------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                  $0
      ----------------------------------------------------------------------------------------------------------
      13.   TOTAL  CASH  -  END  OF MONTH                                                                     $0
      ----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL BASIS-6

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96

                                                           MONTH: February 2001

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                     INSIDERS
--------------------------------------------------------------------------------
                                 TYPE OF             AMOUNT        TOTAL PAID
       NAME                      PAYMENT             PAID            TO DATE
--------------------------------------------------------------------------------
     1. N/A
     2. N/A
     3. N/A
     4. N/A
     5. N/A
--------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  INSIDERS                                     $0               $0
================================================================================


                                                PROFESSIONALS
     --------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                       TOTAL
                          ORDER AUTHORIZING       AMOUNT           AMOUNT      TOTAL PAID     INCURRED
        NAME                   PAYMENT           APPROVED           PAID         TO DATE     & UNPAID *
     --------------------------------------------------------------------------------------------------
     1. N/A
     2. N/A
     3. N/A
     4. N/A
     5. N/A
     --------------------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  PROFESSIONALS                              $0              $0              $0          $0
     ==================================================================================================

     *    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                 SCHEDULED         AMOUNTS
                                                  MONTHLY           PAID          TOTAL
                                                 PAYMENTS          DURING        UNPAID
                NAME OF CREDITOR                    DUE             MONTH     POSTPETITION
     --------------------------------------------------------------------------------------
     1. N/A
     2. N/A
     3. N/A
     4. N/A
     5. N/A
     --------------------------------------------------------------------------------------
     6. TOTAL                                          $0              $0              $0
     ======================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.                  ACCRUAL  BASIS-7

CASE  NUMBER: 400-42149-BJH-11                               02/13/95, RWD, 2/96

                                                            MONTH: February 2001

      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------
                                                                                     YES          NO
      -----------------------------------------------------------------------------------------------
      1.  HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
          THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                             X
      -----------------------------------------------------------------------------------------------
      2.  HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
          OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                        X
      -----------------------------------------------------------------------------------------------
      3.  ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE  FROM RELATED PARTIES?                                                       X
      -----------------------------------------------------------------------------------------------
      4.  HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
          THIS REPORTING PERIOD?                                                                  X
      -----------------------------------------------------------------------------------------------
      5.  HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                  X
      -----------------------------------------------------------------------------------------------
      6.  ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                      X
      -----------------------------------------------------------------------------------------------
      7.  ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
          PAST  DUE?                                                                              X
      -----------------------------------------------------------------------------------------------
      8.  ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                 X
      -----------------------------------------------------------------------------------------------
      9.  ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                          X
      -----------------------------------------------------------------------------------------------
      10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
          DELINQUENT?                                                                             X
      -----------------------------------------------------------------------------------------------
      11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
          REPORTING PERIOD?                                                                       X
      -----------------------------------------------------------------------------------------------
      12. ARE ANY WAGE PAYMENTS PAST DUE?                                                         X
      -----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.





      INSURANCE
      -----------------------------------------------------------------------------------------------
                                                                                     YES          NO
      -----------------------------------------------------------------------------------------------
      1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                    X
      -----------------------------------------------------------------------------------------------
      2.  ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                 X
      -----------------------------------------------------------------------------------------------
      3.  PLEASE  ITEMIZE  POLICIES  BELOW.
      -----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------
               TYPE  OF                                                               PAYMENT AMOUNT
                POLICY                    CARRIER         PERIOD COVERED               & FREQUENCY
-----------------------------------------------------------------------------------------------------
Please see Case # 00-42141-BJH-11

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.

CASE  NUMBER: 400-42149-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                             February 2001


8.    OTHER  (ATTACH  LIST)                                                (439,539)Reported
                                                  ----------------------------------
           Intercompany Settlements                                             882
           A/R KH International                                            (246,860)
           CDI Inter-divisional Balancing                                  (196,142)
           CDI - Debit/Credit Transfer                                        2,581
                                                  ----------------------------------
                                                                           (439,539)Detail

                                                  ----------------------------------
                                                                                  - Difference

CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.             FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42149-BJH-11                                     ACCRUAL BASIS

                                                            MONTH: February 2001

ACCRUAL BASIS FORM NUMBER       LINE NUMBER              FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                                 Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                                 400-42141.
------------------------------------------------------------------------------------------------------------
              General                          This operation closed in May of 2000. Costs incurred to date may consisted of costs associated with shut down
                                                 procedures as well as wrapping up final billings.
------------------------------------------------------------------------------------------------------------
              3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------